Idaho Tax-Exempt Fund
May 31, 2001 Report

Fellow Shareowners:

For the twelve-month period ending May 31, 2001, the Idaho Tax Exempt Fund provided a total return of +10.69%. Fund assets rose to $6.2 million from $5.3 million one year ago.

Over the past eight months, the New Era economy finally succumbed to the restrictive Federal Reserve policies of early 2000. Falling consumer confidence, capital spending reductions, weaker productivity and buldging inventories convinced the Federal Reserve Bank to abruptly reverse their policy stance and lower the Federal Funds target in an effort to avoid a recession. A large downard move in interest rates pushed the price of Idaho municipal bonds higher.

Looking ahead, stimulative rate cuts by the Federal Reserve Bank and the Bush Administration’s income tax cut should re-energize the US economy. The Federal Reserve will have to keep a close eye on the Consumer and Producer Price Indexes which have been rising steadily since early 1999. In response to these concerns, the yield curve has steepened substantially and long term rates have risen from their cyclical lows. Our sense is that the bond market has discounted these threats already and offers adequate compensation for investing in longer maturities. We expect short term interest rates are near a cyclical low and long term rates are comfortably in the middle of our forecast range.

The Idaho economy has softened in sympathy with the national economy. But even after this slowdown, Idaho should grow faster than the national economy for the forseeable future. Idaho’s pro-business policies, natural resources and high standard of living give the State a competitve edge in the marketplace. The credit quality of Idaho municipal issuers continues to improve as the State’s economy grows and diversifies.

One year ago, we recommended that it was “a good time to reposition financial assets from the high-priced stock markets to a core investment holding in tax exempt bonds.” Our opinion has not changed. We continue to believe in the added benefits of a balanced and diversified investment portfolio for the year ahead. We expect another year of positive real returns for the Idaho Tax-Exempt Fund.

We invite you to again review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

June 28, 2001

Performance data quoted in this report represents past	Average Annual Returns (as of 6/30/2001), per regulatory requirements
performance and is no guarantee of future performance. The investment return and principal value of investments	1 Year	5 Years	10 Years
in the Fund fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.	8.84%	5.58%	5.70%

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

Airport Parking (3.6%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$215,000	$223.966
Electric Power (2.8%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	160,000	174,483
General Obligations (43.6%)
AA-	Ada & Canyon Counties	5.50% due 7/30/2011	175,000	188,195
	JSD #2 Meridian	5.50% due 7/30/2015	100,000	106,440
AAA	JSD #3 Kuna	4.65% due 7/30/2015	100,000	96,750
	"	4.80% due 7/30/2017	175,000	168,700
AAA	Adams County GO	5.00% due 8/1/2014	110,000	110,704
A+	Bannock County GO Jail	5.05% due 9/1/2012	95,000	96,055
A	Bannock County SD #25	4.90% due 8/1/2009	90,000	92,016
	"	5.25% due 8/1/2016	110,000	111,265
AAA	Bingham County SCD #55	5.00% due 8/1/2009	200,000	210,080
AA-	Boise City Revenue Bonds	5.10% due 2/1/2011	110,000	112,464
AAA	Boise City GO ISD	5.50% due 7/30/2011	95,000	97,879
AA-	"	5.50% due 7/30/2016	150,000	155,955
A	Boise County SD #73	5.15% due 7/31/2010	125,000	127,187
AAA	Caldwell, Idaho GO	5.30% due 5/15/2014	150,000	155,192
AAA	Canyon County ID SD #132	5.40% due 7/30/2011	195,000	203,346
	"	5.40% due 7/30/2012	100,000	103,640
A	Canyon County ID SD #135 Notus Series 1994	6.00% due 8/1/2007	50,000	49,978
AAA	Cassia, Twin Falls JSD #151	5.10% due 8/1/2009	90,000	93,753
	"	5.375% due 8/1/2013	85,000	88,281
	"	5.375% due 8/1/2015	75,000	76,650
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	69,178
AAA	Kuna Sch/Comm Library Dist.	4.9% due 8/1/2013	75,000	74,872
AAA	Power & Cassia Co.s JSD #381	5.25% due 8/01/2012	60,000	62,215
AAA	Teton County SD #401 GO	5.50% due 8/1/2012	75,000	77,962
	SUB-TOTAL		2,660,000	2,728,757
Housing (5.1%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	80,000	83,252
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	145,000	151,756
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	60,000	62,588
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,370
AA	Idaho Housing Authority
	Single Fam Mort SR Series C1	7.70% due 7/1/2017	15,000	15,061
	SUB-TOTAL		310,000	323,027
Medical/Hospitals (4.4%)
	Idaho Health Facility Auth.
AAA	Holy Cross	5.25% due 12/1/2014	80,000	80,936
	Idaho Health Facility Auth. Corp.
AAA	Holy Cross Sys Corp Rev	5.00% due 12/1/2022	115,000	110,676
	Idaho Health Facility
AAA	Holy Cross Rev Refunding	5.25% due 12/1/2011	65,000	67,233
	SUB-TOTAL		260,000	258,845

2	May 31, 2001 Semi-Annual Report

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
Real Estate (6.4%)
AAA	Idaho State Bldg Authority Series C	5.70% due 9/1/2007	100,000	103,640
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	96,910
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	199,788
			400,000	400,338
Roads (2.4%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	30,116
A	Post Falls, Kootenai County	7.60% due 4/15/2002	20,000	19,998
	L.I.D. #91-1	7.95% due 4/15/2003	20,000	19,981
	"	7.95% due 4/15/2004	20,000	20,056
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	19,986
	"	7.95% due 4/15/2006	20,000	19,984
	"	7.95% due 4/15/2007	20,000	20,016
	SUB-TOTAL		150,000	150,137

State Education (12.2%)
	Boise State University
AAA	Student Univ. & Housing Sys.	5.10% due 4/1/2014	300,000	304,560
	Idaho State University
AAA	Student Fee Revenue	4.90% due 4/1/2017	150,000	145.395
	University of Idaho
AAA	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	123,108
	University of Idaho
AAA	Student Fee Revenue	5.60% due 4/1/2015	185,000	193,158
	SUB-TOTAL		755,000	766,221
Sewer (2.1%)
A	Troy ID, Sewer Revenue	7.40% due 2/1/2002	10,000	9,966
	"	7.50% due 2/1/2003	10,000	10,016
	"	7.60% due 2/1/2004	10,000	10,039
	"	7.70% due 2/1/2005	15,000	15,089
	"	7.80% due 2/1/2006	15,000	15,113
	"	7.90% due 2/1/2007	15,000	15,128
	"	8.00% due 2/1/2008	15,000	15,133
	"	8.00% due 2/1/2009	20,000	20,193
	"	8.00% due 2/1/2010	20,000	20,199
	SUB-TOTAL		130,000	130,876
Urban Renewal (5.6%)
AAA	Boise City Idaho Urban Renewal	5.875% due 8/15/2025	190,000	198,588
AA	Pocatello Idaho Development Authority	5.15% due 3/1/2011	150,000	153,951
	SUB-TOTAL		340,000	352,539
Water Supply (7.7%)
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	59,715
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	212,552
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	73,666
A	Ucon Water & Sewer Rev. Refunding	7.75% due 12/1/2002	35,000	35,288
	SUB-TOTAL		365,000	381,221
Total Investments (94.3%)		(Cost=$5,797,747)	$5,745,000	5,890,410
Other Assets (net of liabilities) (5.7%)				359,111
Total Net Assets (100%)				$6,249,521
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

May 31, 2001 Semi-Annual Report	3

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	Period ended May 31, 2001	2000	1999	1998	1997	1996
Net asset value at beginning of period
Income from investment operations	$5.13	$5.01	$5.36	$5.28	$5.25	$5.28
Net investment income	0.11	0.23	0.24	0.25	0.26	0.27
Net gains or losses on securities (both realized and unrealized)	0.09	0.12	(0.35)	0.12	0.03	(0.03)
Total From investment operations	0.20	0.35	(0.11)	0.37	0.29	0.24
Less Distributions
Dividends (from net investment income)	(0.11)	(0.23)	(0.24)	(0.25)	(0.26)	(0.27)
Distributions (from capital gains)	0.00	0.00	0.00	(0.04)	0.00	0.00
Total Distributions	(0.11)	(0.23)	(0.24)	(0.29)	(0.26)	(0.27)
Net asset value at end of period	$5.22	$5.13	$5.01	$5.36	$5.28	$5.25
Total Return	3.98%	7.28%	(2.18)%	7.27%	5.69%	4.66%

Ratios/Supplemental data
Net assets ($000), end of period	$6,250	$5,628	$6,151	$6,264	$5,255	$5,064
Ratio of gross expenses to average net assets†	0.40%	0.80%	0.80%	0.76%	0.80%	0.79%
Ratio of net investment income to average net assets†	2.15%	4.69%	4.55%	4.69%	4.99%	5.10%
Portfolio turnover rate	12%	14%	13%	23%	20%	10%

*For each of the above periods, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to the ratio of expenses to average net assets would be .07%, .14%, .05%, .07%, .16%, and .27%, respectively.

Statement of Assets and Liabilities
As of May 31, 2001
Assets
	Bond Investments (Cost $5,797,747)	$5,890,410
	Cash	272,450
	Interest Receivable	88,042
	Insurance Reserve Premium	2,473
	Total Assets		$6,253,375

Liabilities
	Other Liabilities	3.854
	Total Liabilities		3,854

Net Assets			$6,249,521

Fund Shares Outstanding			1,198,365

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)	6,195,149
	Accumulated net realized gain (loss) on investments	(38,291)
	Unrealized net appreciation on investments	92,663
	Net Assets applicable to Fund shares outstanding		$6,249,521

Net Asset Value, Offering and Redemption price per share			$5.22

(The accompanying notes are an integral part of these financial statements)

4	May 31, 2001 Semi-Annual Report

Statement of Operations

For the period ended May 31, 2001

Investment Income
	Interest income	$153,313
	Amortization of bond premium	(4,182)
	Accretion	426
	Gross Investment Income		$149,557

Expenses
	Investment Advisor and administration fee	14,529
	Professional fees	4,815
	Shareholder service fee	1,913
	Printing and postage	1,861
	Other expenses	1,510
	Insurance	1,396
	Custodian fees	925
	Filing and Registration fees	499
	Total gross expenses	27,448
	Less: advisory fees waived	(3,189)
	Less: custodian fees waived	(925)
	Net expenses		23,334
	Net investment income		$126,223

Net realized gain on investments
	Proceeds from sales	704,681
	Less: cost of securities sold (based on identified cost)	670,397
	Realized net gain		34,284

Unrealized gain on investments
	End of period	92,663
	Beginning of period	33,131
	Increase in unrealized gain for the period		59,532
	Net realized and unrealized gain on investments		93,816

Net increase in net assets resulting from operations			$220,039

(The accompanying notes are an integral part of these financial statements)

May 31, 2001 Semi-Annual Report	5

Statement of Changes in Net Assets

		Period ended	Year ended
		May 31, 2001	Nov. 30, 2000

From Operations
	Net investment income	$126,223	$262,487
	Net realized gain (loss) on investments	34,284	(71,423)
	Net increase in unealized appreciation	59,532	197,204
	Net increase in net assets	$220,039	$388,268

Dividends to shareowners from net investment income		(128,361)	(262,550)

Fund Share Transactions
	Proceeds from sales of shares	744,829	485,456
	Value of shares issued in reinvestment of dividends	102,987	214,861
		847,816	700,317
	Cost of shares redeemed	(317,867)	(1,350,100)
	Net increase (decrease) in net assets from share transactions	529,949	(649,783)
Total increase (decrease) in net assets		$621,627	$(524,065)

NET ASSETS
	Beginning of period	5,627,894	6,151,959
	End of period	6,249,521	5,627,894

Shares of the fund sold and redeemed
	Number of shares sold	142,475	96,797
	Number of shares issued in reinvestment of dividends	19,627	42,755
		162,102	139,552
	Number of shares redeemed	(226,206)	(236,298)
Net increase (decrease) in number of shares outstanding		101,763	(130,880)

(The accompanying notes are an integral part of these financial statements)

6	May 31, 2001 Semi-Annual Report

Notes to Financial Statements

Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Unaudited Information
The information in this interim report has not been subject to independent audit.

Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the distribution date.

Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the six months ended May 31, 2001, the Fund incurred advisory fee expenses of $14,529.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2001. Accordingly, for the six months ended May 31, 2001, Saturna Capital waived $3,189 of the advisory fee.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the six months ended May 31, 2001, custodian fees incurred by the Fund amounted to $925.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the six months ended May 31, 2001, the Fund paid such a fee of $1,913.

One trustee is also a director and officer of Saturna Capital Corporation. The unaffiliated trustees receive a fee of $100 per meeting attended, and in the period ending May 31, 2001, such fees totalled $800.

Investments
At May 31, 2001, the net unrealized appreciation of investments for the Fund of $92,663 comprised gross unrealized gains of $122,771 and gross unrealized losses of $30,108.

During the six months ended May 31, 2001, the Fund purchased $1,044,574 of securities and sold/matured $704,681 of securities.

May 31, 2001 Semi-Annual Report	7

Web: http://www.saturna.com
E-mail: idaho@saturna.com

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Saturna Capital
Mutual Funds

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This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

I D A H O Tax-Exempt Fund

(graphic omitted)
A Portfolio of Saturna Investment Trust
SEMI-ANNUAL REPORT May 31, 2001